SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          June 14, 2007
                                                 -------------------------------

                              ENGLOBAL CORPORATION
             (Exact name of registrant as specified in its chapter)

           Nevada                      001-14217                88-0322261
 ---------------------------          ----------                ----------
(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)            Identification No.)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas              77060-5914
--------------------------------------------------------              ----------
      (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code      281-878-1000
                                                   -----------------------

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.        Other Events

On June 14, 2007, the Company issued a press release to report the results of its Annual Meeting of Stockholders, wherein the Company elected four directors to serve a one year term and received approval to amend to the Company's 1998 Incentive Plan to (1) increase the number of shares available for issuance thereunder from 2,650,000 to 3,250,000, and (2) comply with section 162(m) and 409a of the Internal Revenue Code.. A copy of the press release is filed as exhibit 99.1 to this current report on form 8-K.

Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits.

Number             Exhibit
------             -------
99.1               Press Release, dated June 14, 2007, of ENGlobal Corporation



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ENGlobal Corporation
Date:    June 18, 2007                   /s/  Natalie S. Hairston
         --------------                  ---------------------------------------
                                         Natalie S. Hairston, Investor Relations
                                         Officer, Chief Governance Officer and
                                         Corporate Secretary